Supplement dated May 9, 2013
to the Class J Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 28, 2013 and April 17, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

MIDCAP FUND
On page 85, in the For Important Information About section, delete the first bullet and substitute:

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purchase and sales of Fund shares, please turn to “Certain Information Common to all Funds - Purchase and Sale of Fund Shares” at page 150 of the Prospectus.  Effective as of the close of the New York Stock Exchange on June 14, 2013, the MidCap Fund will no longer be available for purchases from new investors except in limited circumstances.  See a supplement dated May 9, 2013 to the section Purchase of Fund Shares for additional information.

PURCHASE OF FUND SHARES

On page 187, immediately above the sub-section Payment, add the following:

Effective as of the close of the New York Stock Exchange on June 14, 2013, the MidCap Fund will no longer be available for purchases from new investors except in limited circumstances.

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Shareholders, including those in omnibus accounts, who own shares of the MidCap Fund as of June 14, 2013, may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.

•	Investors who open a new IRA transfer or rollover account by the close of business on June 14, 2013, will have until August 15, 2013, to fund these accounts.

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Shareholders within brokerage accounts may continue to purchase shares of the MidCap Fund; however, new brokerage accounts will not be permitted to begin investing in the MidCap Fund after June 14, 2013.

•	Funds of funds, such as the Strategic Asset Management (SAM) Portfolios and Principal LifeTime Funds, may continue to invest in the MidCap Fund.